UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 27, 2016
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10900 NE 8th Street, Suite 800
Bellevue, Washington 98004
(Address of principal executive offices)
(425) 201-6100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On July 27, 2016, Blucora, Inc. (the “Company”) and its subsidiary InfoSpace LLC (together with the Company, “InfoSpace”) and Yahoo! Inc. and Yahoo! EMEA Limited (together, “Yahoo”) entered into Amendment #5 to the Yahoo! Publisher Network Contract #2-23975446, as amended (the “Amendment”), pursuant to which the parties extended the term of that certain Yahoo! Publisher Network Contract #1-23975446 effective as of January 1, 2011 between InfoSpace and Yahoo until October 31, 2016.
The foregoing description is a summary, does not purport to be a complete description of the Amendment, and is qualified in its entirety by reference to the Amendment, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits

10.1	Amendment No. 5 to to the Yahoo! Publisher Network Contract #2-23975446, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 29, 2016

BLUCORA, INC.

By: /s/ Mark Finkelstein
Mark Finkelstein
Chief Legal & Administrative Officer and Secretary